Oppenheimer SteelPath MLP Funds Trust

Oppenheimer SteelPath MLP Select 40 Fund

Oppenheimer SteelPath MLP Alpha Fund

Oppenheimer SteelPath MLP Income Fund

Oppenheimer SteelPath MLP Alpha Plus Fund

Oppenheimer SteelPath MLP and Infrastructure Debt Fund

Supplement dated August 22, 2013 to the Summary Prospectus dated June 28, 2013

This supplement amends the Summary Prospectus dated June 28, 2013 of each of the above referenced funds (each a “Fund” or collectively, the “Funds”) and is in addition to any other supplement(s).

In connection with the acquisition of the previous investment adviser of Oppenheimer SteelPath MLP Funds Trust (the “Trust”), by OppenheimerFunds, Inc. in 2012, and as part of the Funds’ continuing integration into the Oppenheimer family of funds, the Board of Trustees (the “Board”) approved the termination of the current transfer agent agreement between UMB Fund Services, Inc. (“UMB”) and the Trust, and approved a new transfer agent agreement (the “TA Agreement”) between OFI Global Asset Management, Inc. (“OFI Global”) and the Trust. The Board also approved a new sub-transfer agent agreement (the “Sub-TA Agreement”) between OFI Global and Shareholder Services, Inc., doing business as OppenheimerFunds Services, an affiliate of OFI Global, under which OppenheimerFunds Services will be responsible for providing transfer agency services to the Funds. Under the TA Agreement and Sub-TA Agreement, certain requirements, shareholder privileges and other information relating to transfer agency services will change effective October 21, 2013, as set forth below.

Effective October 21, 2013:

1.	All references to “steelpath.com” are deleted in their entirety and replaced with references to “oppenheimerfunds.com”.

2.	The paragraph at the bottom of the cover page is deleted in its entirety and replaced by the following:

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s current prospectus and statement of additional information, dated June 28, 2013 (and as each may be further amended or supplemented), are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://www.oppenheimerfunds.com/fund/investors/funddocuments/. You can also get this information at no cost by calling 1.800.225.5677 or by sending an e-mail request to: info@oppenheimerfunds.com.

3.	The second sentence in the first paragraph under “Fees and Expenses of the Fund” is deleted in its entirety and replaced by the following:

You may qualify for front-end sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Oppenheimer family of funds.

4.	The row titled “Maximum Account Fee (Accounts With Less than $10,000)” in the table titled “Shareholder Fees (fees paid directly from your investment)” is deleted in its entirety.

5.	The section titled “Purchase and Sale of Fund Shares” is deleted in its entirety and replaced by the following:

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms. Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

6.	With respect to Oppenheimer SteelPath MLP Select 40 Fund’s Summary Prospectus only, the following is added to the section titled “Purchase and Sale of Fund Shares”:

After August 30, 2013, Class W Shares of the Fund will no longer be offered for purchase.

7.	The following new section is added after “Payments to Broker-Dealers and Other Financial Intermediaries”:

For More Information About the Fund

You can access the Fund’s prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/funddocuments/. You can also request additional information about the Fund or your account:

By Telephone: Call OppenheimerFunds Services toll-free: 1.800 CALL OPP (225.5677)

By Mail:

For requests by mail:

OppenheimerFunds Services

P.O. Box 5270

Denver, Colorado 80217-5270

For courier or express mail requests:

OppenheimerFunds Services

12100 East Iliff Avenue, Suite 300

Aurora, Colorado 80014

On the Internet:

You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com

The Fund’s shares are distributed by OppenheimerFunds Distributor, Inc.

August 22, 2013	PS0000.087

6803 S. Tucson Way
Centennial, CO 80112

steelpath.com

June 28, 2013
Summary Prospectus

Oppenheimer SteelPath MLP Income Fund

Class A shares (MLPDX)
Class C shares (MLPRX)
Class I shares (OSPMX)
Class Y shares (MLPZX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s current prospectus and statement of additional information, dated June 28, 2013 (and as each may be further amended or supplemented), are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.steelpath.com/individual/ourfunds/prospectus-reports-2/. You can also get this information at no cost by calling 888-614-6614 or by sending an e-mail request to prospectus@steelpath.com.

Investment Objectives/Goals

The investment objective of Oppenheimer SteelPath MLP Income Fund (the “Fund” or “Income Fund”) is to generate a high level of inflation-protected current income, primarily through investments in the larger, more liquid energy Master Limited Partnerships (“MLPs”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for front-end sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Oppenheimer SteelPath Funds. More information about these and other discounts is available from your financial professional and in “The Funds’ Share Classes” starting on page 67 of the Fund’s Prospectus and in “Additional Information Regarding Sales Charges” starting on page 60 of the Fund’s Statement of Additional Information.

	CLASS A	CLASS C	CLASS I	CLASS Y
	SHARES	SHARES	SHARES	SHARES(a)
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of original purchase price
or sales proceeds)	NONE	1.00%	NONE	NONE
Maximum Account Fee (Accounts With Less than $10,000)	$24	$24	NONE	$24

	CLASS A	CLASS C	CLASS I	CLASS Y
	SHARES	SHARES	SHARES(a)	SHARES
Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	NONE	NONE
Other Expenses	0.31%	0.42%	0.15%	0.32%
Deferred Income Tax Expense(b)	2.02%	1.78%	1.97%	2.10%
Total Annual Fund Operating Expenses	3.53%	4.15%	3.07%	3.37%
Fee Limitation and/or Expense Reimbursement(c)	(0.16)%	(0.27)%	NONE	(0.17)%
Total Annual Fund Operating Expenses After Fee Limitation
and/or Expense Reimbursement	3.37%	3.88%	3.07%	3.20%

(a) Prior to June 28, 2013, Class Y shares were named “Class I shares.” Effective June 28, 2013, new Class I shares will be offered. Expenses for those Class I shares are estimated for the first full fiscal year that they are offered.

(b) The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund’ s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2012, the Fund had net operating gains of $14,554,604 and accrued $8,257,173 in net deferred tax expense primarily related to unrealized appreciation on investment.

(c) After discussions with the Trust’s Board, the Advisor has contractually agreed to limit fees and/or reimburse expenses of the Fund until at least March 29, 2015, to the extent that Total Annual Fund Operating Expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class Y shares. The Fund’s Total Annual Operating Expenses After Fee Limitation and/or Expense Reimbursement will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. The Advisor can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Advisor, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. The fee limitation and/or expense reimbursement may not be terminated or amended prior to March 29, 2015, unless approved by the Trust’s Board of Trustees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares:	$895	$1,581	$2,288	$4,147
Class C shares:	$489	$1,237	$2,098	$4,315
Class I shares*:	$310	$948	$1,611	$3,383
Class Y shares:	$323	$1,020	$1,741	$3,647

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A shares:	$895	$1,581	$2,288	$4,147
Class C shares:	$390	$1,237	$2,098	$4,315
Class I shares*:	$310	$948	$1,611	$3,383
Class Y shares:	$323	$1,020	$1,741	$3,647

* Based on estimated expenses for Class I shares for the first full fiscal year.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended November 30, 2012, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 90% of its net assets in the equity securities of MLPs. The MLP securities in which the Fund invests are common units representing limited partnership interests of energy infrastructure MLPs. The Fund principally invests in larger, more liquid energy MLPs that derive the majority of their revenue from energy infrastructure assets and energy related assets or activities, including businesses: (i) involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“Midstream MLPs”), (ii) primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids (“Upstream MLPs”), (iii) that process, treat, and refine natural gas liquids and crude oil (“Downstream MLPs”), and (iv) engaged in owning, managing, and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel (“Other Energy MLPs”). While the Fund principally invests in larger, more liquid MLPs, it may invest in MLPs of all market capitalization ranges. The Fund also may invest in securities issued by open- and closed-end investment companies, including money market funds, and the retail shares of actively managed and index exchange-traded funds (“ETFs”), as well as cash and cash equivalents. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the MLPs that the Advisor follows, approximately two-thirds trade on the New York Stock Exchange (“NYSE”) and the rest trade on the NYSE Amex Equities (“Amex”) or NASDAQ Stock Market (“NASDAQ”). MLPs’ disclosures are regulated by the Securities and Exchange Commission (“SEC”) and MLPs must file Form 10-Ks, Form 10-Qs, and notices of material changes like any publicly traded corporation. The Fund provides access to a product that issues a single Form 1099 to its shareholders thereby removing the obstacles of federal and state filings (because shareholders do not receive any Schedule K-1) and, for certain tax-exempt shareholders, unrelated business taxable income (“UBTI”) filings, while providing portfolio transparency, liquidity and daily net asset value (“NAV”).

The Advisor relies on its disciplined investment process in determining investment selection and weightings. This process includes a comparison of quantitative and qualitative value factors that are developed through the Advisor’s proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Advisor generally will perform a detailed fundamental analysis of the underlying businesses owned and operated by potential MLP portfolio companies.

The Advisor seeks to invest in MLPs which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, distribution continuity, a solid business strategy, a respected management team and which are not overly exposed to changes in commodity prices. The Advisor will sell investments if it determines that any of the above-mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.

Through this process, the Advisor seeks to manage the Fund’s portfolio to include MLPs that produce the greatest potential for the Advisor to achieve a high level of inflation protected current income and modest capital appreciation over the long-term.

Principal Risks of Investing in the Fund

The Fund’s principal risks are discussed below. The value of the Fund’s investments may increase or decrease, sometimes dramatically, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund is not a complete investment program.

Concentration Risk. Under normal circumstances, the Fund concentrates its investments in MLPs and the energy infrastructure industry. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Deferred Tax Risk. The Fund is classified for federal tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. An investment strategy whereby a fund elects to be taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively recent strategy for open-end registered investment companies such as the Fund. This strategy involves complicated accounting, tax, NAV and share valuation aspects that would cause the Fund to differ significantly from most other open-end registered investment companies. This could result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This could result in changes over time in the practices applied by the Fund, which, in turn, could have significant adverse consequences on the Fund and it shareholders.

As a “C” corporation, the Fund accrues deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as (ii) capital appreciation of its investments. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability and/or asset balances. From time to time, the Fund may modify the estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV may vary dramatically from the Fund’s actual tax liability.

The following example illustrates two hypothetical trading days of the Fund and the tax effect upon the daily NAV compared to the individual securities. The examples assume a 36.7% deferred tax calculation (maximum corporate tax rate of 35% in effect for 2012 plus estimated state tax rate of 1.7%, net of federal benefit). They do not reflect the impact, if any, of any valuation allowances on deferred tax assets that management may deem appropriate.

Actual income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund’s actual tax liability could have a material impact on the Fund’s NAV.

Equity Securities of MLPs Risk. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Industry Specific Risk. The MLPs in which the Fund invests also are subject to risks specific to the industry they serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed;

•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP;

•	Slowdowns in new construction and acquisitions can limit growth potential;

•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect MLP revenues and cashflows;

•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact an MLP’s ability to make distributions;

•	Changes in the regulatory environment could adversely affect the profitability of MLPs;

•	Extreme weather and environmental hazards could impact the value of MLP securities;

•	Rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and

•	Threats of attack by terrorists on energy assets could impact the market for MLPs.

Investment Companies and ETFs Risk. Investments in the securities of ETFs and other investment companies, including money market funds, may involve duplication of advisory fees and certain other expenses. By investing in an ETF or another investment company, a Fund becomes a shareholder of that ETF or other investment company. As a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by the ETF or other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. As a shareholder, a Fund must rely on the ETF or other investment company to achieve its investment objective. If the ETF or other investment company fails to achieve its investment objective, the value of a Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Additionally, despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments a Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Liquidity Risk. Although common units of MLPs trade on the NYSE, Amex, and NASDAQ, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Market Risk. The securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price.

MLP Tax Risk. MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction in the value of the Fund’s investment, and consequently your investment in the Fund and lower income.

Non-Diversification Risk. The Fund is a non-diversified investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of the Fund’s shares.

Regulatory Risk. The Fund is subject to the risk that changes in the laws, regulations and/or related interpretations relating to the Fund’s tax treatment as a “C” corporation or investments in MLPs or other instruments could increase the Fund’s expenses or otherwise impact a Fund’s ability to implement its investment strategy.

Reliance on the Advisor Risk. The Fund’s ability to achieve its investment objective is dependent on the Advisor’s ability to identify profitable investment opportunities for the Fund. The Advisor was established in 2009 and neither the Advisor nor the portfolio managers responsible for managing the Fund’s portfolio had managed a mutual fund prior to that time.

Past Performance

The accompanying bar chart and table provide an indication of the risks of investing in the Fund. The bar chart below shows how the total return of the Fund’s Class Y shares have varied from year to year. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table shows the average annual total returns of each class of the Fund that has been in operation for at least one full calendar year, and also compares the Fund’s performance with the average annual total returns of a broad-based market index. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 888.614.6614.

Calendar Year ended December 31
Best quarter	(ended 12/31/11):	6.36%
Worst quarter	(ended 9/30/11):	(6.17)%

Average annual total returns (for periods ended December 31, 2012)
		Since		Inception
	1 year	inception		date
Class Y
Return before taxes.	1.19%	6.29%		3/31/10
Return after taxes on distributions	0.93%	6.15%		—
Return after taxes on distributions and sale of fund shares	0.78%	5.33%		—
Class A
(Return before taxes only)	(4.92)%	3.77%		3/31/10
Class C
(Return before taxes only)	(0.74)%	0.34%		6/10/11
S&P 500® Index
(reflects no deduction for fees, expenses or taxes)	16.00%	9.79	% (2)	—
		18.23	% (3)
Lipper Equity Income Funds Index
(reflects no deduction for fees, expenses or taxes)(1)	13.70%	8.98	% (2)	—
		19.02	% (3)
Alerian MLP Index
(reflects no deduction for fees, expenses or taxes)	4.78%	15.82	% (2)	—
		8.99	% (3)

(1) The Fund has changed its broad-based benchmark index from the Lipper Equity Income Funds Index to the S&P 500® Index, which it believes is a more appropriate measure of the Fund’s performance. The Fund will not show performance for the Lipper Equity Income Funds Index after March 2014.
(2) From 3/31/10
(3) From 5/31/11

The after-tax returns are shown only for Class Y shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class Y will vary from returns shown for Class Y. Performance information for Class I shares (first offered June 28, 2013) will be provided after those shares have one full calendar year of performance.

Investment Advisor

OFI SteelPath, Inc.

Portfolio Managers

Gabriel Hammond. Senior Vice President of the Advisor and Vice President of the Trust since December 2012. Mr. Hammond has been a portfolio manager of the Fund since its inception in 2010.

Stuart Cartner. Vice President of the Advisor and the Trust since December 2012. Mr. Cartner has been a portfolio manager of the Fund since its inception in 2010.

Brian Watson. Vice President of the Advisor and the Trust since December 2012. Mr. Watson has been a portfolio manager of the Fund since its inception in 2010.

Purchase and Sale of Fund Shares

To open an account, your first investment must be at least $3,000, except in the case of Class I shares, which require an initial investment of $5 million per account.  Subsequent investments in Class A, C, Y or W shares of a Fund may be made in any amount of $100 or more.  In special circumstances, these minimums may be waived or modified at the Fund’s discretion.  Call your broker/dealer, investment professional or financial institution to determine whether they impose any additional limitations.  The Class I share minimum initial investment will be waived for retirement plan service provider platforms. The minimum subsequent investment requirement does not apply to Class I shares.

You may purchase or sell (redeem) shares of a Fund on any day the NYSE is open for business. You may purchase or redeem shares directly from the Funds by calling 888-614-6614 (toll free) or by writing to the Funds, indicating your name, the Fund name, your account number and the dollar amount of shares that you wish to purchase or redeem, at Oppenheimer SteelPath MLP Funds Trust, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53233-2175 (regular mail) or Oppenheimer SteelPath MLP Funds Trust, c/o UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, WI 53233 (express/overnight mail). You also may purchase or redeem shares online at  www.steelpath.com  or through your financial intermediary.

Tax Information

Each Fund intends to make distributions that will generally be taxable to you for federal and possibly state and local tax purposes as dividend income to the extent of your allocable share of such Fund’s current or accumulated earnings and profits, or, in the case of capital gain distributions from the Infrastructure Debt Fund, as capital gains, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediaries’ website for more information.

PR1390.0613